                                                                    EXHIBIT 99.1


CABOT CORPORATION
CONSOLIDATED BALANCE SHEETS

September 30                                                      2002          2001
                                                                -------       -------
Dollars in millions, except per share amounts (unaudited)

Assets
Current assets:
        Cash and cash equivalents                               $   159       $   364
        Accounts and notes receivable, net of reserve
            for doubtful accounts of $4 and $4                      304           267
        Inventories                                                 435           285
        Prepaid expenses and other current assets                    41            33
        Deferred income taxes                                        20            19
                                                                -------       -------
                Total current assets                                959           968
                                                                -------       -------
Investments:
        Equity                                                       48            76
        Other                                                        32            29
                                                                -------       -------
                Total investments                                    80           105
                                                                -------       -------

Property, plant and equipment                                     2,019         1,856
Accumulated depreciation and amortization                        (1,134)       (1,049)
                                                                -------       -------
        Net property, plant and equipment                           885           807
                                                                -------       -------
Other assets:
        Goodwill                                                    105            19
        Intangible assets, net of accumulated
            amortization of $5 and $4                                 8             2
        Deferred income taxes                                         4             2
        Other assets                                                 26            16
                                                                -------       -------
                Total other assets                                  143            39
                                                                -------       -------
Total assets                                                    $ 2,067       $ 1,919
                                                                =======       =======


CABOT CORPORATION
CONSOLIDATED BALANCE SHEETS

September 30                                                                       2002         2001
                                                                                  ------       ------
Dollars in millions, except per share amounts (unaudited)

Liabilities and Stockholders' Equity
Current liabilities:
        Notes payable to banks                                                    $   40       $   13
        Current portion of long-term debt                                              5           30
        Accounts payable and accrued liabilities                                     238          243
        Deferred income taxes                                                          3            5
                                                                                  ------       ------
                Total current liabilities                                            286          291
                                                                                  ------       ------
Long-term debt                                                                       495          419
Deferred income taxes                                                                104           94
Other liabilities                                                                    170          138

Commitments and contingencies

Minority interest                                                                     35           27

Stockholders' equity:
Preferred stock:
        Authorized:  2,000,000 shares of $1 par value
            Series A Junior Participating Preferred Stock
                Issued and outstanding:  none
            Series B ESOP Convertible Preferred Stock 7.75% Cumulative
                Issued: 75,336 shares, outstanding: 56,274 and 59,148 shares
                   (aggregate redemption value of $56 and $59)                        75           75
        Less cost of shares of preferred treasury stock                              (40)         (33)
Common stock:
        Authorized:  200,000,000 shares of $1 par value
                Issued and outstanding: 61,615,503 and 62,633,252 shares              62           63
Less Cost of shares of common treasury stock                                          (6)          --
Additional paid-in capital                                                             5            9
Retained earnings                                                                  1,120        1,078
Unearned compensation                                                                (38)         (40)
Deferred employee benefits                                                           (51)         (54)
Notes receivable for restricted stock                                                (23)         (23)
Accumulated other comprehensive loss                                                (127)        (125)
                                                                                  ------       ------
                Total stockholders' equity                                           977          950
                                                                                  ------       ------
Total liabilities and stockholders' equity                                        $2,067       $1,919
                                                                                  ======       ======
